N
EWS
R
ELEASE

EVEREST RE GROUP,

LTD.
Seon Place, 141 Front Street, 4
th

Floor, Hamilton HM 19, Bermuda

Contacts
Investors and Media:

Jon Levenson
Head of Investor Relations
Everest Global Services, Inc.
908.604.3169
For Immediate Release

Everest Re Group Reports Second Quarter 2021 Results
Net Income of $680 Million
35% Growth in Gross Written Premium

with an 89.3% Combined Ratio

HAMILTON,

Bermuda --

(BUSINESS WIRE)

– July

28, 2021

– Everest Re Group, Ltd. (“Everest” or the
“Company”)

today reported its 2021 second quarter results.

Second Quarter 2021 Highlights
●

Net income of $680 million equal to $16.95 per share
●

Net operating income of $587 million, equal to $14.63 per share
●

Gross written premium growth of 35% and net written premium growth of 39%
●

GAAP

calendar

year

combined

ratio

of

89.3%,

an

8-point

improvement

year

over

year,

and
attritional combined ratio of 87.6%, a 0.9 point improvement year over year
●

Underwriting

income

of

$274

million

inclusive

of

pre-tax

net

catastrophe

losses

of

$45

million
primarily from several global events in the Quarter.
●

No change to Covid-19 Pandemic (“Pandemic”) loss provision of $511 million
●

Operating cashflow of $724 million for the quarter

The following table summarizes the Company’s net income and related financial metrics.

Net income and operating income Q2
Year

to Date
Q2
Year

to Date
All values in USD millions except for per share 2021 2021 2020 2020
Everest Re Group
Net income 680.0 1,021.8 190.9 207.5
Net operating income (loss) 587.0 847.2 82.9 247.3
Net income per diluted common share 16.95 25.47 4.77 5.13
Net operating income per diluted common share 14.63 21.12 2.07 6.12
Net income annualized return on average equity 28.4% 21.6% 8.9% 4.7%
Net operating income annualized return on average equity 24.5% 17.9% 3.9% 5.6%
Period end equity and book value Q2 2021
Year

to Date
Q4 2020
Shareholders' equity 10,416.8 9,726.2
Book value per share 260.32 243.25
Change in BVPS adjusted for dividends 8.3%
Total Shareholder Return ("TSR") - Annualized 22.5%
Notes
1/ Refer to the reconciliation of net income to net operating income found on page 6 of this press release

Everest Re Group President & CEO Juan C. Andrade commented on the Company’s results:

“Everest

had

an

excellent

quarter

across

the

board

with

very

strong

growth

and

outstanding
underwriting and

investment performance.

These results

serve as

the foundation

for our

exceptional
net

income

result

of

$1.02

billion

through

the

first

half

of

2021

and

are

another

important

step
toward

achieving

our

strategic

plan

objectives.

Everest

achieved

an

annualized

Total

Shareholder
Return

(“TSR”)

of

22.5%

through

the

first

half

of

2021,

exceeding

our

strategic

plan

target

of
13.0%. Everest capitalized

on market opportunities

to expand our

franchises in both

reinsurance and
insurance,

driven

by

the

relentless

execution

of

our

strategies

and

the

valuable

risk

solutions
provided to

our customers

and broker

partners. Our

focus on

disciplined underwriting

drove strong
profitability

in

both

reinsurance

and

insurance

across

our

global

operations.

Finally,

the

standout
performance

this

quarter

demonstrates

the

quality

of

Everest’s

diversified

earnings,

and

it

is

an
important

step

toward

achieving

our

strategic

objectives

and

the

commitments

made

to

our
shareholders.”

The following information summarizes the Company’s underwriting results, on a consolidated basis and by segment – Reinsurance and Insurance, with selected commentary on results by segment.

Underwriting information - Everest Re Group Q2 Year to Date Q2 Year to Date
Year on Year

All values in USD millions except for percentages 2021 2021 2020 2020 Q2 Year to Date
Gross written premium 3,190.1 6,121.6 2,369.3 4,940.2 34.6% 23.9%
Net written premium 2,809.4 5,363.3 2,017.5 4,219.0 39.3% 27.1%
Loss ratio 62.0% 66.7% 68.9% 69.6%

-6.9 pts

-2.9 pts

Commission and brokerage ratio 21.8% 21.2% 22.8% 22.4%

-1.0 pts

-1.2 pts

Other underwriting expenses 5.5% 5.7% 5.8% 6.1%

-0.3 pts

-0.4 pts

Combined ratio 89.3% 93.6% 97.5% 98.1%

-8.2 pts

-4.5 pts

Attritional combined ratio 87.6% 87.4% 88.5% 89.1%

-0.9 pts

-1.7 pts

Pre-tax net catastrophe losses 45.0 305.0 15.0 45.0
Pre-tax net covid losses - - 160.0 310.0
Pre-tax net prior year reserve development (2.6) (4.5) 5.3 2.7
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums

Reinsurance segment
●

The reinsurance segment recorded 40% growth in gross written premiums for the quarter. This growth reflects the strength of the Everest global franchise, as we saw broad demand for our reinsurance solutions in the US and across the world, notably in Europe, Bermuda, London, and
Latin America.

●

Our

growth

was

well

balanced

by

product

line

and

geography

and

illustrates

our

ability

to

deploy
capital strategically in attractive markets and in attractive and diversifying product lines.

●

We

had favorable

renewals at

April 1

and June

1 and

we continue

to write

a stronger,

less volatile,
more diversified, and more profitable book on a risk adjusted basis.
Underwriting information - Reinsurance segment
Q2
Year to Date
Q2
Year to Date
Year on Year
All values in USD millions except for percentages
2021 2021 2020 2020 Q2
Year to Date
Gross written premium 2,148.2 4,207.3 1,538.3 3,316.1 39.6% 26.9%
Net written premium 2,059.9 3,972.9 1,424.1 3,037.2 44.6% 30.8%
Loss ratio 60.8% 66.0% 67.0% 67.8%

-6.2 pts

-1.8 pts

Commission and brokerage ratio 24.6% 23.8% 25.8% 25.4%

-1.2 pts

-1.6 pts

Other underwriting expenses 2.5% 2.7% 2.6% 2.8%

-0.1 pts

-0.1 pts

Combined ratio 87.9% 92.5% 95.4% 96.0%

-7.5 pts

-3.5 pts

Attritional combined ratio 86.1% 85.8% 86.7% 87.2%

-0.6 pts

-1.4 pts

Pre-tax net catastrophe losses 35.0 247.5 - 24.5
Pre-tax net covid losses - - 131.0 241.0
Pre-tax net prior year reserve development (1.4) (3.3) 0.8 (1.8)
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums

Insurance segment
●

Everest

Insurance

reported

our

first

ever

quarter

with

over

$1.0

billion

in

gross

written

premium,
reflecting

25%

growth

year

over

year.

New

business

in

North

America

was

the

most

significant
contributor

to

this

growth,

as

the

economy

regains

momentum

and

our

responsive

and

focused
product offerings continue to resonate with our broker partners and insureds.

●

We

continue to expand our margins

and the attritional loss ratio

improvement for the quarter reflects
the

continuing

success

of

our

nimble

and

disciplined

underwriting

process,

reacting

quickly

to
market conditions to best position our portfolio for long term profitability.

Underwriting information - Insurance segment
Q2 Year to Date Q2 Year to Date
Year on Year
All values in USD millions except for percentages 2021 2021 2020 2020 Q2 Year to Date
Gross written premium 1,041.9 1,914.3 831.0 1,624.1 25.4% 17.9%
Net written premium 749.5 1,390.5 593.4 1,181.8 26.3% 17.7%
Loss ratio 65.6% 68.7% 74.3% 74.3%

-8.7 pts

-5.6 pts

Commission and brokerage ratio 13.3% 13.2% 14.6% 14.4%

-1.3 pts

-1.2 pts

Other underwriting expenses 14.6% 14.8% 14.5% 15.0%

0.1 pts

-0.2 pts

Combined ratio 93.5% 96.7% 103.4% 103.7%

-9.9 pts

-7.0 pts

Attritional combined ratio 92.1% 92.2% 93.7% 94.3%

-1.6 pts

-2.1 pts

Pre-tax net catastrophe losses 10.0 57.5 15.0 20.5
Pre-tax net covid losses - - 29.0 69.0
Pre-tax net prior year reserve development (1.2) (1.2) 4.5 4.6
Notes
1/ Attritional ratios exclude prior year reserve development, Covid-19 pandemic impacts, catastrophe losses, and reinstatement premiums
2/Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums

Investments and Shareholders’ Equity
●

Net investment income

of $407 million

for the quarter

including alternative investment

gains of $266

million
for the quarter
●

Total invested assets and cash of $27.1

billion at June 30, 2021, 6.3% growth versus year end 2020
●

Shareholders’ equity of $10.4 billion as of June 30, 2021
●

Book value per diluted share of $260.32 at June 30, 2021
●

Common share dividends declared and paid in the quarter of $1.55 per share, equal to $62.0 million

●

Common share repurchases of $16.8 million during the quarter,

representing 68,100 shares at an average price
of $246.44 per share

Equity and Book Value per Share Q2
Year

to Date
Q2
Year

to Date
All values in USD millions 2021 2021
2020 2020
Beginning shareholders' equity 9,682.9 9,726.2
8,580.9 9,132.9
Net income 680.0 1,021.8
190.9 207.5
Change in investment unrealized gains (URAD) 85.8 (206.5)
544.5 296.5
Dividends to shareholders (62.0) (124.3)
(61.9) (125.2)
Purchase of treasury shares (16.8) (40.3)
-
(200.0)
Other 46.9 39.9
31.9 (25.4)
Ending shareholders' equity 10,416.8 10,416.8
9,286.3 9,286.3
Diluted common shares outstanding
40.0 40.0 40.0 40.0
Book value per diluted common share
260.32 260.32 232.32 232.32
Common share dividends paid - last 12 months
6.20 6.20 6.05 6.05

This

news

release

contains

forward-looking

statements

within

the

meaning

of

the

U.S.

federal

securities
laws. We

intend these

forward-looking

statements to

be covered

by the

safe harbor

provisions

for forward-
looking statements in the

U.S. Federal securities laws.

These statements involve risks

and uncertainties that
could cause

actual results

to differ

materially from

those contained

in forward-looking

statements made

on
behalf of the Company. These risks and uncertainties include the impact of general economic conditions and conditions

affecting

the

insurance

and

reinsurance

industry,

the

adequacy

of

our

reserves,

our

ability

to
assess underwriting

risk, trends

in rates

for property

and casualty

insurance and

reinsurance,

competition,
investment

market

and

investment

income

fluctuations,

trends

in

insured

and

paid

losses,

catastrophes,
pandemic,

regulatory

and

legal

uncertainties

and

other

factors

described

in

our

latest

Annual

Report

on
Form

10-K.

The

Company

undertakes

no

obligation

to

publicly

update

or

revise

any

forward-looking
statements, whether as a result of new information, future events or otherwise.

About Everest Re Group, Ltd.

Everest Re Group, Ltd.

(“Everest”) is a leading

global provider of reinsurance

and insurance, operating for
close

to

50

years

through

subsidiaries

in

the

U.S.,

Europe,

Singapore,

Canada,

Bermuda,

and

other
territories.

Everest offers

property,

casualty,

and specialty

products through

its various

operating affiliates

located in
key markets around the world.

Everest common stock (NYSE:RE) is a component of the S&P 500 index.

Additional

information

about

Everest,

our

people,

and

our

products

can

be

found

on

our

website

at

www.everestre.com . All issuing companies may not do business in all jurisdictions.

A conference

call discussing

the second

quarter

results will

be held at

8:00 a.m.

Eastern

Time on July

29, 2021.

The call

will be

available

on the

Internet

through

the Company’s

web site

at everestre.com/investors.

Recipients are encouraged

to visit the Company’s

web site to view

supplemental

financial information

on the
Company’s results.

The supplemental

information

is located at
www.everestre.com

in the “Investors/Financial
Reports/Quarterly Reports”

section

of

the

website.

The

supplemental financial

information

may

also

be
obtained

by contacting

the Company

directly.

_______________________________________________

The Company

generally uses

after-tax operating

income (loss),

a non-GAAP

financial measure,

to evaluate
its

performance.

After-tax

operating

income

(loss)

consists

of

net

income

(loss)

excluding

after-tax

net
realized

capital

gains

(losses)

and

after-tax

net

foreign

exchange

income

(expense)

as

the

following
reconciliation displays:

Three Months Ended June 30, Six Months Ended June 30,
(Dollars in thousands, except per share amounts)
2021 2020 2021 2020
(unaudited) (unaudited)
Per Diluted Per Diluted Per Diluted Per Diluted
Common Common Common Common
Amount Share Amount Share Amount Share Amount Share
Net income (loss) $679,982 $16.95 $190,880 $4.77 $1,021,844 $25.47 $207,492 $5.13
After-tax net realized capital gains (losses) $83,752 $2.09 $150,519 $3.76 $113,787 $2.84 ($21,844) ($0.54)
After-tax net foreign exchange income (expense) $9,222 $0.23 ($42,528) ($1.06) $60,840 $1.52 ($17,924) ($0.44)
After-tax operating income (loss) $587,008 $14.63 $82,889 $2.07 $847,217 $21.12 $247,260 $6.12
(Some amounts may not reconcile due to rounding.)

Although net

realized capital

gains (losses)

and net

foreign exchange

income (expense)

are an

integral part
of the

Company’s

insurance operations,

the determination

of net

realized capital

gains (losses)

and foreign
exchange

income (expense)

is independent

of the

insurance underwriting

process.

The Company

believes
that

the

level

of

net

realized

capital

gains

(losses)

and

net

foreign

exchange

income

(expense)

for

any
particular

period

is

not

indicative

of

the

performance

of

the

underlying

business

in

that

particular

period.

Providing only

a GAAP

presentation of

net income

(loss) makes

it more

difficult for

users of

the financial
information to

evaluate the

Company’s

success or

failure in

its basic

business and

may lead

to incorrect

or
misleading assumptions and conclusions.

The Company understands that the equity analysts who follow the
Company focus

on after-tax

operating income

(loss) in

their analyses

for the

reasons discussed

above.

The
Company

provides

after-tax

operating

income

(loss)

to

investors

so

that

they

have

what

management
believes to be a useful supplement to GAAP information concerning the Company’s performance.

--Financial

Details

Follow--

EVEREST RE GROUP,

LTD.
CONSOLIDATED

STATEMENTS

OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
Three Months Ended

Six Months Ended

June 30, June 30,
(Dollars in thousands, except per share amounts) 2021 2020 2021 2020
(unaudited) (unaudited)
REVENUES:
Premiums earned

$2,558,372 $2,042,405 $4,946,237 $4,079,219
Net investment income 407,095 38,083 667,508 185,883
Net realized capital gains (losses):
Credit allowances on fixed maturity securities (15,927) (4,063) (22,904) (25,837)
Other net realized capital gains (losses) 120,036 188,711 165,915 (103)
Total net realized capital gains (losses) 104,109 184,648 143,011 (25,940)
Other income (expense) 7,114 (20,621) 63,707 (12,631)
Total revenues 3,076,690 2,244,515 5,820,463 4,226,531
CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses

$1,586,141 $1,407,016 $3,297,560 $2,837,856
Commission, brokerage, taxes and fees 557,749 466,316 1,046,760 914,838
Other underwriting expenses

140,844 118,130 283,075 246,990
Corporate expenses 16,168 8,733 28,546 18,566
Interest, fees and bond issue cost amortization expense 15,607 7,253 31,246 14,836
Total claims and expenses 2,316,509 2,007,448 4,687,187 4,033,086
INCOME (LOSS) BEFORE TAXES 760,181 237,067 1,133,276 193,445
Income tax expense (benefit) 80,199 46,187 111,432 (14,047)
NET INCOME (LOSS) $679,982 $190,880 $1,021,844 $207,492
Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period
84,171 551,753 (204,444) 272,354
Reclassification adjustment for realized losses (gains) included in net income (loss)
1,590 (7,257) (2,076) 24,142
Total URA(D) on securities arising during

the period
85,761 544,496 (206,520) 296,496
Foreign currency translation adjustments 34,295 20,586 24,713 (30,238)
Reclassification adjustment for amortization of net (gain) loss included in net income (loss)
2,043 1,806 4,086 2,726
Total benefit plan net gain (loss) for the period 2,043 1,806 4,086 2,726
Total other comprehensive income (loss), net of tax 122,099 566,888 (177,721) 268,984
COMPREHENSIVE INCOME (LOSS) $802,081 $757,768 $844,123 $476,476
EARNINGS PER COMMON SHARE:
Basic $16.97 $4.78 $25.50 $5.14
Diluted 16.95 4.77 25.47 5.13

EVEREST RE GROUP,

LTD.
CONSOLIDATED

BALANCE SHEETS
June 30,
December 31,
(Dollars and share amounts in thousands, except par value per share)
2021

2020

(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value (amortized cost: 2021, $20,718,717;

2020,
$19,225,067, credit allowances: 2021, ($24,650); 2020, ($1,745))
$21,275,199 $20,040,173
Equity securities, at fair value 1,485,833 1,472,236
Short-term investments (cost: 2021, $629,943; 2020, $1,135,088) 629,943 1,134,950
Other invested assets (cost: 2021, $2,558,631; 2020, $2,012,581) 2,558,631 2,012,581
Cash 1,106,345 801,651
Total investments and cash 27,055,951 25,461,591
Accrued investment income 170,907 141,304
Premiums receivable 3,199,024 2,680,562
Reinsurance receivables

2,032,363 1,994,555
Funds held by reinsureds 798,780 716,655
Deferred acquisition costs 748,897 622,053
Prepaid reinsurance premiums 495,657 412,015
Income taxes net recoverable - 17,253
Other assets 868,477 742,369
TOTAL ASSETS $35,370,056 $32,788,357
LIABILITIES:
Reserve for losses and loss adjustment expenses 17,645,762 16,398,997
Future policy benefit reserve 36,497 37,723
Unearned premium reserve 4,024,050 3,501,359
Funds held under reinsurance treaties 17,520 15,807
Other net payable to reinsurers 379,524 294,347
Losses in course of payment 198,352 127,971
Senior notes due 6/1/2044 397,254 397,194
Senior notes due 10/1/2050 979,784 979,524
Long term notes due 5/1/2067 223,724 223,674
Borrowings from FHLB 310,000 310,000
Accrued interest on debt and borrowings 9,641 10,460
Unsettled securities payable 124,559 206,693
Income taxes net payable 35,089 -
Other liabilities 571,511 558,432
Total liabilities 24,953,267 23,062,181
SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding - -
Common shares, par value: $0.01; 200,000 shares authorized; (2021) 69,817 and (2020) 69,620 outstanding before treasury shares 698 696
Additional paid-in capital 2,256,390 2,245,301
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of $56,797 at 2021 and $80,451 at 2020 357,178 534,899
Treasury shares, at cost; 29,802 shares (2021) and 29,636 shares (2020) (3,662,499) (3,622,172)
Retained earnings 11,465,022 10,567,452
Total shareholders' equity

10,416,789 9,726,176
TOTAL LIABILITIES AND SHAREHOLDERS'

EQUITY
$35,370,056 $32,788,357

EVEREST RE GROUP,

LTD.
CONSOLIDATED

STATEMENTS

OF CASH FLOWS

Six Months Ended

June 30,
(Dollars in thousands)
2021 2020
(unaudited)
CASH FLOWS FROM OPERATING

ACTIVITIES:
Net income (loss) $1,021,844 $207,492
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable (499,647) (252,609)
Decrease (increase) in funds held by reinsureds, net (79,485) (23,498)
Decrease (increase) in reinsurance receivables 15,836 (147,515)
Decrease (increase) in income taxes 76,452 (25,000)
Decrease (increase) in prepaid reinsurance premiums (71,566) (29,699)
Increase (decrease) in reserve for losses and loss adjustment expenses 1,144,620 800,816
Increase (decrease) in future policy benefit reserve (1,226) (1,933)
Increase (decrease) in unearned premiums 500,077 159,744
Increase (decrease) in other net payable to reinsurers 72,850 89,499
Increase (decrease) in losses in course of payment 70,653 147,427
Change in equity adjustments in limited partnerships (377,120) 84,066
Distribution of limited partnership income 49,053 40,447
Change in other assets and liabilities, net (211,735) (10,313)
Non-cash compensation expense

22,439 19,175
Amortization of bond premium (accrual of bond discount) 37,928 20,547
Net realized capital (gains) losses

(143,011) 25,940
Net cash provided by (used in) operating activities 1,627,962 1,104,586
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale, at market value 1,897,536 1,261,650
Proceeds from fixed maturities sold - available for sale, at market value 599,737 990,273
Proceeds from equity securities sold, at fair value 474,663 213,185
Distributions from other invested assets 112,398 164,975
Cost of fixed maturities acquired - available for sale, at market value (3,949,973) (2,301,701)
Cost of equity securities acquired, at fair value (360,016) (224,086)
Cost of other invested assets acquired (309,691) (343,332)
Net change in short-term investments 506,285 (439,457)
Net change in unsettled securities transactions (103,527) 49,504
Net cash provided by (used in) investing activities (1,132,588) (628,989)
CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period for share-based compensation, net of expense (11,349) (12,841)
Purchase of treasury shares (40,328) (200,019)
Dividends paid to shareholders (124,274) (125,205)
Cost of debt repurchase

-
(10,647)
Cost of shares withheld on settlements of share-based compensation awards (13,713) (14,141)
Net cash provided by (used in) financing activities (189,664) (362,853)
EFFECT OF EXCHANGE RATE

CHANGES ON CASH
(1,016) 1,699
Net increase (decrease) in cash 304,694 114,443
Cash, beginning of period 801,651 808,036
Cash, end of period $1,106,345 $922,479
SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered) $34,780 $10,895
Interest paid

31,695 14,992